Exhibit 99.1

Liquidia Technologies, Inc.
419 Davis Drive, Suite 100
Morrisville, NC 27560

MEDIA RELEASE
www.liquidia.com

Liquidia to Acquire RareGen, LLC, and Expand Presence in PAH

•	Acquisition Bolsters Liquidia’s Capabilities in Pulmonary Arterial Hypertension (PAH) and Commercial Readiness for LIQ861, if Approved

•	Two New Directors, - Roger Jeffs, Ph.D. and Paul Manning, to Join Board Concurrent with Acquisition Close

RESEARCH TRIANGLE PARK, N.C., June 29, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, announced it has entered into a definitive agreement to acquire RareGen, LLC, a portfolio company of PBM Capital, through an all-stock merger. Liquidia and RareGen will consolidate under a new holding company, to be named Liquidia Corporation, which is expected to trade on the Nasdaq Capital Market under the ticker symbol “LQDA,” as the successor to Liquidia Technologies. RareGen provides strategy, investment, and commercialization for rare disease pharmaceutical products. RareGen has a small, targeted sales force focused on PAH.

RareGen acquired the right to promote Sandoz’s first-to-file generic of Remodulin® (treprostinil) for the treatment of patients with PAH. In March 2019, Sandoz and RareGen launched their generic treprostinil injection, making it the first generic of Remodulin® to market. Liquidia Corporation will assume RareGen’s responsibilities under the agreement with Sandoz following closing of the merger transaction.

This acquisition reinforces Liquidia’s commitment to the PAH community and continued pursuit to address the unmet needs of patients and the healthcare professionals who treat them. The potential introduction of LIQ861 as a more convenient inhaled treprostinil over the currently available inhaled option, combined with RareGen’s parenteral treprostinil option emphasizes Liquidia’s commitment to addressing the patient continuum of treatment. In addition, these combined entities further enhance the organization’s knowledge base, customer reach and commercial planning in preparation for the potential launch of LIQ861, if approved.

“The acquisition of RareGen creates tremendous value for Liquidia’s stockholders and, most importantly, patients,” stated Neal Fowler, Chief Executive Officer of Liquidia. “RareGen offers a knowledgeable team and scalable sales force, coupled with rights to commercialize an important PAH product that complements Liquidia’s lead product candidate in PAH, LIQ861. The acquisition of RareGen bolsters Liquidia’s ability to advance much needed treatment options for the PAH community."

Following the closing of the merger transaction, Liquidia and RareGen will be wholly owned operating subsidiaries of Liquidia Corporation. Under the terms of the merger agreement, Liquidia will acquire 100 percent ownership of RareGen for 6,166,666 shares of Liquidia Corporation common stock. RareGen members are entitled to receive between 1,458,333 and 2,708,333 shares of additional Liquidia Corporation common stock if certain RareGen net sales thresholds are met in 2021. The transaction was approved by the boards of directors of Liquidia and RareGen and is expected to close in the fourth quarter of 2020, subject to customary closing conditions, including approval by Liquidia Technologies stockholders and a registration statement on Form S-4 being declared effective by the Securities and Exchange Commission (SEC). Under the terms of the merger agreement, at the close of the transaction Liquidia Technologies stockholders will receive an identical number of shares of Liquidia Corporation common stock in exchange for their Liquidia Technologies common stock.

Liquidia Technologies, Inc.
419 Davis Drive, Suite 100
Morrisville, NC 27560
MEDIA RELEASE
www.liquidia.com

At the closing of the merger transaction, two of RareGen’s current directors, Paul B. Manning, of PBM Capital Group, a current investor in Liquidia and beneficial owner of a majority of RareGen’s equity, and Roger A. Jeffs, Ph.D., former Co-CEO of United Therapeutics, will join the Liquidia Corporation Board of Directors and one member of the current Liquidia Board of Directors will resign, resulting in a nine member board of directors post-closing.

“The combined company formed through this transaction aims to expand access and treatment options for PAH patients,” said Paul Manning, President and CEO of PBM Capital Group. “We are excited about LIQ861 and think it will offer a more convenient, and portable treatment option for inhaled Treprostinil. RareGen’s commitment to, and knowledge in the PAH space will amplify Liquidia’s efforts to support this difficult-to-treat patient group.

Certain of Liquidia’s stockholders, representing approximately 38.5 percent of its current outstanding common stock, have agreed to vote in favor of the merger agreement.

Jefferies LLC acted as exclusive financial advisor, and DLA Piper LLP acted as legal counsel, to Liquidia in connection with the transaction.

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH) and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

About RareGen

RareGen is a portfolio company of PBM Capital Group, a healthcare investment firm. RareGen provides strategy, investment, and commercialization for rare disease pharmaceutical products. RareGen has a national sales force focused on cardiology and pulmonology specialties.

Liquidia Technologies, Inc.
419 Davis Drive, Suite 100
Morrisville, NC 27560

MEDIA RELEASE
www.liquidia.com

Important Information About the Transaction and Where to Find It

In connection with the proposed merger transaction, Liquidia will be filing documents with the SEC, including the filing by Liquidia Corporation of a registration statement on Form S-4, and Liquidia Technologies intends to mail a proxy statement regarding the proposed merger transaction to its stockholders that will also constitute a prospectus of Liquidia. After the registration statement is declared effective, Liquidia Technologies plans to mail to its stockholders the notice of internet availability of the definitive proxy statement/prospectus and may also file other documents with the SEC regarding the proposed merger transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which Liquidia may file with the SEC. Investors and security holders of Liquidia Technologies and RareGen are urged to read the registration statement, the proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety when they become available because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Liquidia through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Liquidia at the following:

Liquidia Technologies, Inc.

Jason Adair
Investor Relations
240.372.1664
Jason.adair@liquidia.com

Participants in the Solicitation

Liquidia, RareGen and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and related matters. Information regarding Liquidia Technologies’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Liquidia Technologies’ Form 10-K for the year ended December 31, 2019 and its proxy statement filed on April 28, 2020, which are filed with the SEC. Additional information will be available in the registration statement on Form S-4 and the proxy statement/prospectus when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Liquidia Technologies, Inc.
419 Davis Drive, Suite 100
Morrisville, NC 27560

MEDIA RELEASE
www.liquidia.com

Cautionary Statements Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed merger transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. We caution readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain Liquidia Technologies stockholder and regulatory approvals, or the possibility that they may delay the merger transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the merger transaction, (ii) the risk that a condition to closing of the merger transaction may not be satisfied; (iii) the ability of Liquidia Technologies and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iv) the possibility that other anticipated benefits of the proposed merger transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed merger transaction that could be instituted against Liquidia, RareGen or their respective officers or directors, (vi) possible disruptions from the proposed merger transaction that could harm Liquidia Technologies’ or RareGen’s business, including current plans and operations, (vii) the ability of Liquidia Technologies or RareGen to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with employees, customers, suppliers, licensees, collaborators, business partners or other parties resulting from the announcement or completion of the merger transaction, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger transaction that could affect Liquidia’s and/or RareGen’s financial performance, (x) certain restrictions during the pendency of the merger transaction that may impact Liquidia Technologies’ or RareGen’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, global pandemics such as coronavirus, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed merger transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Liquidia Technologies’ or RareGen’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Liquidia Technologies nor RareGen assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Liquidia Technologies, Inc.
419 Davis Drive, Suite 100
Morrisville, NC 27560

MEDIA RELEASE
www.liquidia.com

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com